Exhibit 10.28

[—] Shares of Common Stock

and

[—] Warrants to Purchase Shares of Common Stock

INTERNATIONAL STEM CELL CORPORATION

PLACEMENT AGENT AGREEMENT

[—], 2012

CRT Capital Group LLC

262 Harbor Drive

Stamford, Connecticut 06902

Ladies and Gentlemen:

International Stem Cell Corporation, a Delaware corporation (the “Issuer”), proposes to issue and sell to certain purchasers, pursuant to the terms and conditions of this Placement Agent Agreement (this “Agreement “) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and collectively, the “Purchasers”), up to an aggregate of (i) [—] shares (the “Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of the Issuer, and (ii) warrants (the “Warrants”) to purchase up to [—] shares of Common Stock. Purchasers of the Common Stock will receive a Warrant to purchase one share of Common Stock for every two shares of Common Stock that they purchase in the offering. The terms and conditions of the Warrants are set forth in a warrant certificate, the form of which is attached as Exhibit B hereto. The Shares issuable upon exercise of the Warrants and Placement Agent Warrants (as defined below) are referred to herein as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”. The Issuer hereby confirms its agreement with CRT Capital Group, LLC (the “Placement Agent”) to act as exclusive placement agent in accordance with the terms and conditions hereof.

1) Agreement to Serve as Placement Agent. On the basis of the representations, warranties and covenants of the Issuer contained herein, and subject to all of the terms and conditions of this Agreement:

a) The Issuer hereby authorizes the Placement Agent to act as its exclusive placement agent to solicit offers for the purchase of all or any part of the Shares and Warrants from the Issuer in connection with the proposed offering of the Shares and Warrants (the “Offering”). Until the earlier of the termination of this Agreement or the Closing Date (as defined in Section 4(c) hereof), the Issuer shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Shares or Warrants (or securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock, other than with respect to the exercise or conversion of outstanding options, warrants and convertible securities) otherwise than through the Placement Agent.

b) The Placement Agent agrees, as agent of the Issuer, to use its commercially reasonable “best efforts” to solicit offers to purchase the Shares and Warrants from the Issuer on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agent shall use commercially reasonable “best efforts” to assist the Issuer in obtaining performance by each Purchaser whose offer to purchase Shares and Warrants has been solicited by the Placement Agent and accepted by the Issuer, but the Placement Agent shall not have any liability to the Issuer in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Shares or Warrants for its own account.

c) The execution of this Agreement does not ensure any placement of the Shares or Warrants or any portion thereof, nor does it constitute a guarantee or warranty of the ability of the Placement Agent with respect to securing any financing on behalf of the Issuer, all of which are expressly disclaimed by the Placement Agent.

d) Subject to the provisions of this Section 2, offers for the purchase of Shares and Warrants may be solicited by the Placement Agent at such times and in such amounts as the Placement Agent deems advisable; provided, however, that, except for the Placement Agent Warrants (as defined in Section 1(e) below), Warrants may only be issued to Purchasers of Shares, and such Purchasers in all cases may only receive a Warrant to purchase one Warrant Share for every two Shares that they purchase in the Offering. The Placement Agent shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Shares and Warrants received by it as agent of the Issuer. The Issuer shall have the sole right to accept offers to purchase the Shares and Warrants and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its reasonable discretion, with notice to the Issuer, to reject any offer to purchase Shares and Warrants received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

e) As compensation for services rendered under this Agreement, on the Closing Date, the Issuer shall (i) pay to the Placement Agent by wire transfer of immediately available funds to an account designated by the Placement Agent, an aggregate amount equal to six percent (6.0%) of the gross proceeds received by the Issuer from the sale of the Shares and Warrants on the Closing Date, excluding any gross proceeds received by the Issuer from the sale of the first $1,300,000 worth of Shares and Warrants to members of the Board of Directors or employees of the Issuer or to the Semechkin family or its affiliates and (ii) issue to the Placement Agent a number of warrants (on terms substantially similar to the Warrants) to purchase Common Stock (the “Placement Agent Warrants”) equal to five percent (5.0%) of the number of Shares of Common Stock sold to the Purchasers on the Closing Date, which will not be exercisable or convertible more than five (5) years from the Effective Date (as defined below) pursuant to Rule 5110(f)(2)(H)(i) of the Financial Industry Regulatory Authority (“FINRA”). The Placement Agent Warrants will be deemed compensation by FINRA. In accordance with FINRA Rule 5110(g)(1), the Placement Agent hereby agrees that, for a period of 180 days after their issuance date (which shall not be earlier than the closing date of this offering), neither the Placement Agent Warrants nor any of the Warrant Shares shall be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of such securities by any person for a period of 180 days immediately following the Effective Time (as defined below) or commencement of sales in the Offering, except in the limited circumstances set forth in FINRA Rule 5110(g)(2).

f) The Issuer has paid the Placement Agent an advance of $25,000 against out-of-pocket accountable expenses actually anticipated to be incurred by the Placement Agent in the Offering, which advance shall be reimbursed to the Issuer to the extent not actually incurred pursuant to FINRA Rule 5110(f)(2)(C). In addition, the Issuer shall reimburse the Placement Agent for its out-of-pocket accountable expenses pursuant to Section 11.

g) The Placement Agent may, in its sole discretion, retain other brokers or dealers to act as sub-agents on the Placement Agent’s behalf in connection with the offering of the Shares and Warrants, payment to whom shall be solely the responsibility of the Placement Agent.

2) Registration Statement. The Issuer has prepared a registration statement on Form S-1 (File No. 333-184493) with respect to the Securities pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated under the Securities Act (the “Rules and Regulations”).

For purposes of this Agreement, the following terms shall have the following meanings:

“Applicable Time” means [—] (Eastern time) on the date of this Agreement;

“Effective Date” means the date of the Effective Time;

“Effective Time” means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission;

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 of the Rules and Regulations relating to the Securities;

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations relating to the Securities;

“Preliminary Prospectus” means each prospectus included in the Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Issuer with the consent of the Placement Agent pursuant to Rule 424(a) of the Rules and Regulations;

“Prospectus” means the prospectus in the form first used to confirm sales of Securities after the Registration Statement became effective under the Securities Act; and

“Registration Statement” means a Registration Statement, as amended at the Effective Time, including all information required or deemed to be a part of a registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations. If the Issuer has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) of the Rules and Regulations (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

3) Representations and Warranties of the Issuer. The Issuer represents warrants and covenants to the Placement Agent as follows:

(a) Compliance with Registration Requirements.

(i) The Registration Statement has been filed with the Commission under the Securities Act and has been declared effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Issuer, threatened by the Commission. True and accurate copies of the Registration Statement and each of the amendments thereto have been delivered by the Issuer to the Placement Agent.

(ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus.

(iii) The Registration Statement conforms, and any further amendments to the Registration Statement will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations. Information has been incorporated by reference into the Registration Statement in reliance on General Instruction VII of Form S-1. Each of the documents incorporated by reference in the Registration Statement, when such documents became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv) The Prospectus conforms and, as amended or supplemented will conform, to the requirements of the Securities Act and the Rules and Regulations.

(v) As of the Effective Date, the date hereof, and the Closing Date, the Registration Statement does not and will not, and any further amendments to the Registration Statement will not, when they become effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vi) As of its date and the date hereof, the Prospectus does not, and as amended or supplemented on the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vii) As of the Applicable Time, the Prospectus, as supplemented by any Issuer Free Writing Prospectuses and any other documents listed in Schedule I(a) hereto, if any, taken together with the final pricing information included on the cover page of the Prospectus (collectively, the “Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus required to be filed with the Commission pursuant to the requirements of the Securities Act and the Rules and Regulations has been filed and complies in all material respects with the requirements of the Securities Act and the Rules and Regulations.

(viii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus (each as may be amended or supplemented from time to time). Each Issuer Free Writing Prospectus listed on Schedule I(b), as supplemented by and taken together with the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Issuer filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act.

(ix) At the time of filing the Registration Statement and any post-effective amendments thereto and at the date hereof, the Issuer was not and is not (1) an “ineligible issuer”, as defined in Rule 405 of the Rules and Regulations, (2) a “blank check company”, as defined in Rule 419 of the Rules and Regulations, (3) a “shell company”, as defined in Rule 405 of the Rules and Regulations, or (4) offering “penny stock”, as defined in Rule 3a51-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(x) The representations and warranties set forth in this Section 3(a) do not apply to statements or omissions in the Registration Statement, any Preliminary Prospectus, the Prospectus (including any amendment or supplement to any of the foregoing) or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer by the Placement Agent expressly for use therein, such information being expressly limited to that information described in Section 13.

(xi) The statements in the Registration Statement, the Prospectus and the Disclosure Package regarding the Issuer’s expectations, beliefs, estimations, plans and intentions, and any other information that constitutes “forward-looking” information within the meaning of the Securities Act and the Exchange Act (including, without limitation, the statements made by the Issuer in such documents within the coverage of Section 27A of the Securities Act, Section 21E of the Exchange Act, and Rule 175(b) of the Rules and Regulations) were made by the Issuer with a reasonable basis and reflect the Issuer’s good faith belief regarding the matters described therein. Notwithstanding the foregoing, the representation and warranty set forth in this Section 3(a)(xi) shall not apply to any statements or omissions made in reliance upon and in conformity with written information concerning the Placement Agent furnished to the Issuer by or on behalf of the Placement Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, such information being expressly limited to that information described in Section 13.

(b) No Material Adverse Change in Business. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus or the

Disclosure Package, except as set forth therein or contemplated thereby, (i) there has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Issuer or its Subsidiaries (as defined in Section 3(e)), either individually or taken as a whole (a “Material Adverse Effect”); provided, however, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (a) a change in the market price or trading volume of the Common Stock; (b) changes in general economic conditions or changes effecting the industry in which the Issuer operates generally (as opposed to Issuer-specific changes) so long as such changes do not have a materially disproportionate effect on the Issuer, or (c) continued operating losses generally in line with recent results and consistent with applicable forward looking statements in the Registration Statement, Prospectus and Disclosure Package, (ii) there has not been any change in the capitalization of the Issuer (other than as a result of the exercise or conversion of options, warrants or convertible securities), (iii) the Issuer has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transaction, and (iv) the Issuer has not purchased any of its capital stock or paid or declared any dividends or other distributions of any kind on any class of its capital stock.

(c) Authorization of Agreement; Power and Authority. This Agreement, each of the Subscription Agreements, the Warrants, the Placement Agent Warrants and the Escrow Agreement (as defined in Section 4(b)) (collectively, the “Transaction Agreements”) has been duly authorized, executed and delivered by the Issuer, and constitutes a valid, legal, and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Issuer has full power and authority to enter into each of the Transaction Agreements, and to authorize, issue and sell the Shares, Warrants and Placement Agent Warrants as contemplated by this Agreement.

(d) Incorporation; Good Standing. The Issuer is a corporation duly incorporated and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Issuer has the requisite corporate power to carry on its business as described in the Prospectus and the Disclosure Package. The Issuer is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

(e) Subsidiaries. Except for Lifeline Skin Care, Inc., a California corporation (“LSC”) and Lifeline Cell Technology, LLC, a California limited liability company (“LCT” and together with LSC, the “Subsidiaries”), the Issuer has no subsidiaries and does not own any equity interest, directly or indirectly, in any corporation, partnership, limited liability company, association or other entity. The Issuer owns 100% of the outstanding equity interests of each of the Subsidiaries and no other corporation, partnership, limited liability company, association or other entity has the right to acquire any equity interest in either of the Subsidiaries. LSC is validly existing as a corporation in good standing under the laws of the State of California. LCT is validly existing as a limited liability company in good standing under the laws of the State of California. Each of LSC and LCT is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not reasonably be expected to have a Material Adverse Effect. In this Section 3, unless the context requires otherwise, all references to the “Issuer” shall include the Issuer and the Subsidiaries collectively (it being agreed, however, that only the Issuer is making representations, warranties and covenants hereunder).

(f) Capitalization. The authorized, issued and outstanding capital stock of the Issuer is as set forth in the Prospectus and the Disclosure Package, as of the dates specified therein. The outstanding shares of capital stock of the Issuer have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with federal and state securities laws. As of September 30, 2012, there were 87,388,815 shares of Common Stock issued and outstanding and 7,300,043 shares of preferred stock, par value $0.001 per share, of the Issuer issued and outstanding, which were comprised of 300,000 shares of Series B Preferred Stock, 2,000,000 shares of Series C Preferred Stock, 43 shares of Series D Preferred Stock, and 5,000,000 shares of Series G Preferred Stock (collectively, the “Preferred Stock”). As of the Effective Date, there were no shares of Series A Preferred Stock, Series E Preferred Stock and Series F Preferred Stock outstanding. As of the Effective Date, [—] shares of Common Stock were issuable upon conversion of the Preferred Stock and [—] shares of Common Stock were issuable upon the exercise of options and warrants exercisable for Common Stock. None of the outstanding shares of capital stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Issuer. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Issuer other than those described above or accurately described in the Prospectus and the Disclosure Package.

(g) Description and Authorization of Securities. The information set forth under the caption “Capitalization” in the Prospectus and the Disclosure Package is true and correct in all material respects. The Shares and the Warrants conform to the description thereof contained in the Prospectus and the Disclosure Package. The form of certificate for the Shares conforms to the requirements of the Delaware General Corporation Law. The Shares to be issued and sold by the Issuer have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable. The Warrants and Placement Agent Warrants have been duly authorized and, upon exercise of the Warrants and Placement Agent Warrants issued by the Issuer in accordance with their terms, the Warrant Shares will be validly issued, fully paid and non-assessable. No holder of the Shares, the Warrants, the Placement Agent Warrants or the Warrant Shares will be subject to personal liability by reason of being such a holder. No preemptive or similar rights of any security holder of the Issuer exist with respect to any of the Shares, the Warrants, the Placement Agent Warrants or the Warrant Shares or the sale and issuance thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares and Warrants (or the exercise of the Warrants or Placement Agent Warrants for the Warrant Shares) as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock of the Issuer.

(h) Financial Statements. The consolidated financial statements of the Issuer and its Subsidiaries, together with the related notes and schedules as set forth or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, accurately and fairly present in all material respects the consolidated financial position and the results of operations and cash flows of the Issuer and its Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for an accurate and fair presentation of results for such periods have been made and disclosed therein. The Issuer is not contemplating a restatement of any of the financial statements incorporated by reference into the Registration Statement, the Prospectus and the Disclosure Package, and is not aware of any facts that could reasonably be expected to result in a restatement of any of such financial statements. Notwithstanding the execution of the letter agreement, dated October 17, 2012, by and between the Issuer and Vasquez & Company LLP (the “Vasquez Letter”), the financial statements (together with the related notes and schedules) included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package.

(i) Independent Accountants. Mayer Hoffman McCann P.C., which certified certain of the financial statements and supporting schedules thereto included in the Registration Statement, the Prospectus and the Disclosure Package, is an independent registered public accounting firm as required by the Securities Act, the Rules and Regulations, and the applicable rules of the Public Company Accounting Oversight Board. Vasquez & Company, LLP (and together with Mayer Hoffman McCann P.C., the “Accountants”), which certified certain of the financial statements and supporting schedules thereto included in the Registration Statement, the Prospectus and the Disclosure Package, was an independent registered public accounting firm as required by the Securities Act, the Rules and Regulations, and the applicable rules of the Public Company Accounting Oversight Board at the time it certified such financial statements and supporting schedules thereto. The Issuer has had no material disagreements with the Accountants during the two (2) years preceding the Closing Date that were not satisfied in a manner mutually satisfactory to the Accountants and the Issuer.

(j) Internal Accounting Controls. The Issuer maintains a system of internal accounting controls sufficient to provide assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer’s Form 10-K for the fiscal year ended December 31, 2011 contained an unqualified opinion of the Issuer’s independent registered public accountants that the Issuer and its Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011. Since December 31, 2011, there has been (i) no material weakness in the Issuer’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Issuer’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Issuer’s internal control over financial reporting.

(k) Disclosure Controls and Procedures. The Issuer has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) and such disclosure controls and procedures are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Issuer in the reports that it will file or furnish under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Commission promulgated under the Exchange Act, and that all such information is accumulated and communicated to the Issuer’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Issuer required under the Exchange Act with respect to such reports.

(l) Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Critical Accounting Policies and Estimates” in the Registration Statement, the Prospectus and the Disclosure Package accurately and fairly describes in all material respects accounting policies which are the most important in the portrayal of the financial condition and results of operations of the Issuer and which require management’s most difficult, subjective or complex judgments.

(m) Absence of Defaults and Conflicts. The Issuer and the Subsidiaries are not (i) in violation of their respective charters or by-laws or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan or credit agreement, note, lease or other material agreement or instrument to which the Issuer or the Subsidiaries are a party or by which they are bound, or to which any of the property or assets of the Issuer or the Subsidiaries are subject (collectively, “Agreements and Instruments”). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (including the issuance and sale of the Shares, Warrants and Placement Agent Warrants and the use of the proceeds from the sale of the Shares, Warrants and Placement Agent Warrants as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Issuer with its obligations hereunder have been duly authorized by all necessary corporate action by the Issuer and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer or the Subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Issuer or the Subsidiaries, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or the Subsidiaries, or any of their respective assets, properties or operations.

(n) Absence of Legal Proceedings. Except as set forth in the Registration Statement, the Prospectus and the Disclosure Package, there are no legal or governmental proceedings pending or, to the Issuer’s knowledge, threatened, to which the Issuer or the Subsidiaries are a party or to which any of the properties of the Issuer or the Subsidiaries is subject. There are no federal, state, local or foreign laws, statutes, ordinances, rules or regulations applicable to the business or proposed business of the Issuer or the Subsidiaries that are required to be described in the Registration Statement or the Disclosure Package by the Securities Act or the Rules and Regulations that are not described as required.

(o) Description of Material Agreements; No Termination. There are no contracts, agreements or other documents that are required to be described in the Registration Statement or the Disclosure Package or to be filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations that are not described or filed as required. The Issuer has neither sent nor received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement, the Prospectus or the Disclosure Package, or filed as exhibits to the Registration Statement or to any document incorporated by reference into the Registration Statement, and no such termination has been threatened by the Issuer or, to the Issuer’s knowledge, any other party to any such contract or agreement.

(p) Compliance with Applicable Laws and Licensing Requirements. The Issuer currently complies, and at all times has complied, in all material respects with federal, state, local and foreign laws, statutes, ordinances, rules, regulations, decrees, orders and Governmental Licenses (as defined in Section 3(s)) (collectively, “Laws”) applicable to its business, including, without limitation, (i) the Federal Food, Drug and Cosmetic Act of 1938, as amended (the “FD&C Act”) and other federal, state, local and foreign Laws that apply to cosmetics, pharmaceuticals, biologics, biohazardous substances or materials, or clinical trials, and (ii) the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substance Control Act and other federal, state, local and foreign Laws applicable to hazardous or regulated substances and radioactive or biologic materials, except where the failure to comply could not, singularly or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Issuer has not received any notification asserting, nor does it have knowledge of, any present or past failure to comply in any material respect with, or any violation of, any such Laws.

(q) Absence of Further Approvals. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Issuer of this Agreement and the performance of the Issuer of the transactions herein contemplated has been obtained or made and is in full force and effect, except (i) such additional steps as may be required by the Commission or FINRA, or (ii) such additional steps as may be necessary to qualify the Shares, Warrants and Placement Agent Warrants for public offering by the Placement Agent under state securities or Blue Sky laws.

(r) Possession of Intellectual Property. The Issuer owns, possesses or has valid, binding and enforceable rights to use the Issuer Intellectual Property (as defined below). Except as described in the Prospectus and the Disclosure Package, (i) the Issuer has not received any written notice, nor does the Issuer have knowledge, of any infringement by the Issuer with respect to any Intellectual Property (as defined below) of any third party, (ii) the development and commercialization of the products or product candidates of the Issuer described in the Prospectus and the Disclosure Package do not, to the Issuer’s knowledge, infringe any issued patent claim of any third party, (iii) the Issuer is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with the Issuer Intellectual Property, (iv) no third party has any ownership rights in or to any Issuer Intellectual Property, except such Issuer Intellectual Property that is licensed to the Issuer, (v) all patents and patent applications owned by the Issuer have been duly and properly filed, (vi) the Issuer is not aware of any material information required to be disclosed to the United States Patent and Trademark Office (the “PTO”) that was not disclosed to the PTO, and

(vii) the Issuer is not aware of any facts which would preclude the Issuer from having clear title to the Issuer Intellectual Property. For purposes of this Agreement, “Intellectual Property” means patents, patent rights, trademarks, servicemarks, trade dress rights, copyrights, trade names and domain names, and all registrations and applications for each of the foregoing, trade secrets, know-how (including other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions and technology, and “Issuer Intellectual Property” means Intellectual Property that is reasonably necessary or used in any material respect for the business of the Issuer as currently conducted or, to the extent such Intellectual Property has been developed or created by the Issuer, as described in the Prospectus and the Disclosure Package.

(s) Possession of Licenses and Permits. The Issuer possesses all certificates, authorizations, registrations, permits, licenses, approvals and consents (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary for the business of the Issuer as described in the Prospectus and the Disclosure Package, including without limitation, all such certificates, authorizations, registrations, permits, licenses, approvals and consents required by the United States Food and Drug Administration (the “FDA”), the United States Drug Enforcement Administration or any other federal, state, local or foreign agencies or bodies engaged in the regulation of cosmetics, pharmaceuticals, biologics, biohazardous substances or materials, or clinical trials, except for any such Governmental Licenses, as to which the failure to possess would not reasonably be expected to have a Material Adverse Effect. The Issuer is in compliance with the terms and conditions of all such Governmental Licenses and all of the Governmental Licenses are valid and in full force and effect. The Issuer has not received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses. To the extent required by applicable laws and regulations of the FDA, the Issuer has submitted to the FDA an Investigational New Drug Application or amendment or supplement thereto for each clinical trial it has conducted or sponsored or is conducting or sponsoring, all such submissions were in compliance in all material respects with applicable laws and rules and regulations when submitted and no deficiencies have been asserted by the FDA with respect to any such submissions.

(t) Clinical Trials and Preclinical Studies. The clinical, pre-clinical and other studies, tests and research conducted by or on behalf of or sponsored by the Issuer and intended to be submitted to regulatory authorities and to serve as a basis for approval are, and at all times have been, to the extent applicable, conducted in accordance with the FD&C Act, and the regulations promulgated thereunder, FDA regulations governing clinical studies, current Good Laboratory Practices and Good Clinical Practices, the protection of human subjects and applicable institutional review board and independent ethics committee requirements, as well as other applicable federal, state, local and foreign Laws and consistent with current clinical and scientific research standards and procedures, except for such non-compliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The descriptions in the Registration Statement, the Prospectus or the Disclosure Package, as applicable, of the results of such studies, tests and research are accurate and complete in all material respects and accurately and fairly present the data derived from such studies, tests and research, and the Issuer has no knowledge of any other studies, tests or research the results of which are inconsistent with or otherwise call into question the results described or referred to in the Registration Statement, the Prospectus and the Disclosure Package. The Issuer has not notified the FDA of any adverse reactions with respect to any clinical or pre-clinical studies, tests or research that are described in the Prospectus and the Disclosure Package or the results of which are referred to in the Prospectus and the Disclosure Package, and the Issuer has not received any notices or other correspondence from the FDA or any other governmental agency with respect to any clinical or pre-clinical studies, tests or research that are described in the Prospectus and the Disclosure Package or the results of which are referred to in Prospectus and the Disclosure Package, nor does the Issuer have knowledge of any facts or circumstances, which would reasonably be expected to result in any action to place a clinical hold order on or otherwise result in the termination, suspension or material modification of such studies, tests or research, or to otherwise require the Issuer to engage in any remedial activities with respect to such studies, test or research, or to threaten to impose or actually impose any fines or other disciplinary actions, except where such adverse reactions, clinical holds, terminations, suspensions or material modifications could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(u) Manufacturing of Products. All the operations of the Issuer and, to the knowledge of the Issuer, all of the manufacturing facilities and operations of the Issuer’s suppliers of product candidates and the components thereof manufactured in or imported into the United States, are in compliance in all material respects with applicable FDA rules and regulations, including current Good Manufacturing Practices and Good Tissue Practices, and meet sanitation standards set by the FD&C Act, and all of the operations of the Issuer and, to the knowledge of the Issuer, all of the manufacturing facilities and operations of the Issuer’s suppliers of product candidates manufactured outside, or exported from, the United States, are in compliance in all material respects with applicable foreign regulatory requirements and standards.

(v) Title to Property. The Issuer does not own any real property. The Issuer has good and marketable title or ownership rights to all of the personal properties and other assets owned by it and reflected in the financial statements (or as described in the Prospectus and the Disclosure Package) described above, not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except those that do not materially affect the value of such property and do not materially interfere with the current use of such properties or assets. The Issuer occupies its leased real properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Prospectus and the Disclosure Package.

(w) Compliance with Environmental Laws. The Issuer is not in violation of any statute, rule, regulation, decree or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous chemicals, toxic substances or radioactive and biological materials or relating to the protection or restoration of the environment or human exposure to hazardous chemicals, toxic substances or radioactive and biological materials (collectively, “Environmental Laws”) except where the failure to comply could not, singularly or in the aggregate, be reasonably expected to have a Material Adverse Effect. To the Issuer’s knowledge, the Issuer neither owns nor operates any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, nor is it subject to any claim relating to any Environmental Laws. The Issuer is not aware of any pending investigation which might lead to such a claim.

(x) Payment of Taxes. The Issuer has filed all material Federal, State, local and foreign tax returns which have been required to be filed, subject to permitted extensions, and have paid all taxes indicated by said returns and all assessments received by the Issuer to the extent that such taxes and assessments have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Issuer, and the Issuer does not know of any actual or proposed additional material tax assessments. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Issuer or sale by the Issuer of the Shares.

(y) No Labor Dispute. No labor dispute with the employees of the Issuer exists or, to the Issuer’s knowledge, is threatened or imminent, and the Issuer is not aware of any existing or imminent labor dispute by the employees of any of its principal suppliers, contractors or customers, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Insurance. The Issuer carries or is covered by insurance from financially sound insurers, in such amounts and covering such risks as, to the Issuer’s knowledge, is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in the same or similar business and at the same or a similar stage of development. All policies of insurance insuring the Issuer or its business, assets, products, employees, officers and directors are in full force and effect, and the Issuer is in compliance with the terms of such policies in all material respects. The Issuer has no reason to believe that it will not be able to (i) renew its existing insurance coverage as and when such policies expire, or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect. There are no claims by the Issuer under any such policy or instrument as to which an insurance company is denying liability (or under which it has denied liability in the last three years) or defending under a reservation of rights clause.

(aa) ERISA Compliance. The Issuer is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Issuer would have any liability. The Issuer has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”, or (ii) Section 412 or Section 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”). Each “pension plan” for which the Issuer would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(bb) FINRA Matters. To the Issuer’s knowledge, neither the Issuer nor any of its “affiliates” (within the meaning of FINRA Conduct Rule 5220(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an “associated person” (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA. To the Issuer’s knowledge, no proceeds of the Offering (excluding compensation or fees paid, or expenses reimbursed, to the Placement Agent) will be paid to any FINRA member, or any person or entity associated or affiliated with a member of FINRA. To the Issuer’s knowledge, no person or entity to whom securities of the Issuer have been privately issued within the 180-day period prior to either: (i) the initial filing date of the Registration Statement, or (ii) the date hereof, has any relationship or affiliation or association with any member of FINRA.

(cc) Exchange Act Compliance and Registration. The Issuer is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and has filed all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act for at least twelve (12) months prior to the initial filing date of the Registration Statement. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Issuer has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

(dd) Trading on OTC QB. The Common Stock is traded on the Over-the-Counter Bulletin Board (“OTC QB”) and the Issuer has taken no action designed to, or reasonably likely to have the effect of, suspending or terminating the trading of the Common Stock on the OTC QB. No consent, approval, authorization or order of, or filing with, the OTC QB is required to allow for the trading of the Shares and the Warrant Shares on the OTC QB.

(ee) Absence of Manipulation. Neither the Issuer, nor to the Issuer’s knowledge, any of its current or former affiliates, has taken or authorized the taking of, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

(ff) Investment Company Act . The Issuer is not, and after giving effect to the offering and sale of the Shares and the application of proceeds therefrom as described in the Prospectus and the Disclosure Package, will not be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(gg) No Fees or Commissions. Except as described in the Prospectus and the Disclosure Package, the Issuer is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Issuer or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the execution, delivery and performance of this Agreement and the consummation of the Offering.

(hh) Compliance with the Sarbanes-Oxley Act. The Issuer is and has been in material compliance with all applicable provisions of the Sarbanes Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Issuer has no reasonable basis to believe that it will not continue to be in compliance with the Sarbanes-Oxley Act as in effect on the Closing Date (including, without limitation, the requirements of Section 404 thereof).

(ii) Compliance with the Dodd-Frank Act. The Issuer is and has been in material compliance with all applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).

(jj) No Loans to Officers or Directors. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuer to or for the benefit of any of the officers or directors of the Issuer (or any entities controlled by officers or directors of the Issuer) or any of their respective family members. The Issuer has not directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Issuer (or any entities controlled by officers or directors of the Issuer).

(kk) Compliance with Anti-Corruption Laws. No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for, any federal or state office in the United States or foreign offices by the Issuer or, to the knowledge of the Issuer, by any of its officers or directors (or any entities controlled by officers or directors of the Issuer), employees or agents or any other person in connection with any opportunity, contract, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Issuer. Neither the Issuer, nor, to the knowledge of the Issuer, any director, officer, agent, employee or other person associated with or acting on behalf of the Issuer (including any entities controlled by officers or directors of the Issuer), (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Issuer.

(ll) Compliance with Anti-Money Laundering Laws. The operations of the Issuer are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions in which the Issuer conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.

(mm) Compliance with Sanctions.

(i) Neither the Issuer nor, to the Issuer’s knowledge, any director, officer, employee, agent, affiliate or representative of the Issuer, is an individual or entity that is, or is owned or controlled by a person that is (1) the subject of any sanctions administered or enforced by the United States Department of Treasury’s Office of Foreign Assets Control (collectively, “Sanctions”), or (2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Issuer will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person (1) to knowingly fund or facilitate any activities or business of or with any person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, or (2) in any other manner that knowingly will result in a violation of Sanctions by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) To the Issuer’s knowledge, the Issuer has not engaged in and will not engage in any dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction was or will be the subject of Sanctions.

(nn) Related Party Transactions. No relationship, direct or indirect, exists between or among the Issuer, on the one hand, and the employees, officers, directors, stockholders, customers or suppliers of the Issuer (including any entities controlled by officers or directors of the Issuer), on the other hand, that is required by the Rules and Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package which is not so described.

(oo) Dividends. All dividends paid or accrued by the Issuer prior to the Effective Date have been paid or accrued, as applicable, in accordance with applicable Law, including the Delaware General Corporation Law and the California General Corporation Law except where the failure to do so would not, singularly or in the aggregate, have a Material Adverse Effect. There is no claim pending, or to the Issuer’s knowledge threatened, which seeks to challenge the amount or validity of any dividend previously accrued or paid by the Issuer. The obligation of the Issuer to pay or accrue dividends on the Series D Preferred Stock and the Series G Preferred Stock has been effectively waived pursuant to a Waiver Agreement, a copy of which is attached as an exhibit to the Registration Statement. Following the execution of the Waiver Agreement, the Issuer is not obligated to pay or accrue any dividends on any of the shares of Preferred Stock. All dividends required to be accrued or paid on any shares of Preferred Stock have been accrued or paid prior to the Applicable Time.

(pp) No Integration of Securities Offerings. The Issuer has not, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares, Warrants and Placement Agent Warrants. Except as disclosed in the Prospectus and the Disclosure Package and for issuance and exercise of equity-based compensation awards granted to the Issuer’s officers, directors, employees or consultants in the ordinary course of business, the Issuer has not sold or issued any security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act.

(qq) Industry and Market Data. The statistical, industry-related and market-related data included in the Registration Statement, the Prospectus and the Disclosure Package are based on or derived from sources which the Issuer reasonably and in good faith believes are reliable and accurate.

(rr) Officer’s Certificates. Any certificate signed by any officer of the Issuer and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Shares contemplated hereby shall be deemed a representation and warranty by the Issuer to the Placement Agent and shall be deemed to be a part of this Section 3 and incorporated herein by this reference.

4) Purchase and Sale of Shares and Warrants.

(a) The Shares are being sold to the Purchasers at a price of $[•] per share. Purchasers will receive a Warrant to purchase one Warrant Share for every two shares of Common Stock that they purchase in the Offering. No additional consideration is being paid for the issuance of the Warrants being issued in connection with the Shares. The purchases of the Shares by the Purchasers shall be evidenced by the execution of Subscription Agreements by each of the Purchasers and the Issuer. The issuance of the Warrants to the Purchasers shall be evidenced by the delivery of Warrants to each of the Purchasers by the Issuer.

(b) Prior to or concurrently with the execution and delivery of this Agreement, the Issuer, the Placement Agent and Bank of New York Mellon, as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which an escrow account (the “Escrow Account”) will be established for the benefit of the Issuer and the Purchasers. Prior to the Closing Date, each Purchaser shall deposit into the Escrow Account an amount equal to the product of (x) the number of Shares such Purchaser has agreed to purchase pursuant to the Subscription Agreement, and (y) the purchase price per Share set forth in the Subscription Agreement (the “Purchase Amount”). The aggregate of the Purchase Amounts paid by the Purchasers pursuant to the Subscription Agreements is referred to herein as the “Escrow Funds”.

(c) The time and date of the closing and delivery of the documents required to be delivered to the Placement Agent hereunder shall be at 9:00 a.m., New York City time, on [—], 2012 (the “Closing Date”), at the office of Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, or at such other time or on such other date as may be agreed upon in writing by the Issuer and the Placement Agent, provided, however, that in no event shall the Closing Date be prior to the date on which the Escrow Agent shall have received all of the Escrow Funds.

(d) On the Closing Date, the Escrow Agent will disburse the Escrow Funds to the Issuer and the Placement Agent as provided in the Escrow Agreement and the Issuer shall cause its transfer agent to deliver the Shares purchased by such Purchasers and shall deliver (or cause to be delivered) the Warrants purchased by such Purchasers. The Shares shall be delivered through the facilities of The Depository Trust Company, to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the Closing Date. For purposes of this Agreement, “business day” means a day on which banks in The City of New York are open for business and are not permitted by law or executive order to be closed. The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Shares and the Warrants by the Issuer to the respective Purchasers shall be borne by the Issuer.

(e) No Shares which the Issuer has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Shares (and the related Warrants) shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Issuer shall default in its obligations to deliver the Shares and the Warrants to a Purchaser (under this Agreement or pursuant to the Escrow Agreement, or otherwise) whose offer it has accepted, the Issuer shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Issuer in accordance with the procedures set forth in Section 8 hereof.

5) Covenants of the Issuer. The Issuer covenants to the Placement Agent as follows:

(a) Filing of Securities Act and Exchange Act Documents. The Issuer will give the Placement Agent notice of its intention to prepare or file any amendment to the Registration Statement, or any amendment or supplement to any Preliminary Prospectus (including any Preliminary Prospectus included in the Registration Statement at the time it became effective) or to the Prospectus, and will furnish the Placement Agent with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Placement Agent or counsel for the Placement Agent shall timely object. Without limiting the foregoing, the Issuer will prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations (without reliance on Rule 424(b)(8)) a Prospectus in a form approved by the Placement Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and will otherwise comply with the requirements of Rule 430A. The Issuer has previously provided the Placement Agent with (or made available to the Placement Agent) any documents that it has filed pursuant to the Exchange Act (including pursuant to the rules and regulations of the Commission under the Exchange Act) prior to the Applicable Time. The Issuer will give the Placement Agent notice of its intention to prepare or file any documents pursuant to the Exchange Act (including pursuant to the rules and regulations of the Commission under the Exchange Act) from the Applicable Time through the Closing Date and will furnish the Placement Agent with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Placement Agent or counsel for the Placement Agent shall reasonably timely object. In addition, without limiting the foregoing, during any period when the Prospectus is required to be delivered under the Securities Act, the Issuer will file all documents required to be filed with the Commission pursuant to the Exchange Act (including pursuant to the rules and regulations of the Commission under the Exchange Act) within the time periods required thereby.

(b) Compliance with Commission Requests. The Issuer will advise the Placement Agent promptly (i) of receipt of any comments from the Commission relating to the Registration Statement, the Prospectus, or otherwise relating to the Issuer or the offering of the Securities, (ii) of any request of the Commission for amendment of the Registration Statement, or amendment or supplement to the Prospectus or any Preliminary Prospectus, or for any additional information,

(c) Notification of Commission Proceedings. The Issuer will advise the Placement Agent promptly (i) of any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (ii) if the Issuer becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Issuer will use its “best efforts” to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(d) Delivery of Registration Statements. To the extent not available on the Commission’s EDGAR system or any successor system (unless reasonably requested by the Placement Agent), the Issuer has delivered or will deliver to the Placement Agent, without charge, conformed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith) and conformed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission.

(e) Delivery of Prospectuses. The Issuer has delivered to the Placement Agent, without charge, as many copies of each Preliminary Prospectus as the Placement Agent may reasonably request, and the Issuer hereby consents to the use of such copies for purposes permitted by the Securities Act. The Issuer will furnish to the Placement Agent, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Placement Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission.

(f) Continued Compliance with Securities Laws.

(i) The Issuer will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares and Warrants as contemplated in this Agreement and in the Prospectus (as amended or supplemented).

(ii) If, in the judgment of the Issuer or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein (taken together with the Issuer Free Writing Prospectuses and other documents listed in Schedule I(a) hereto), in the light of the circumstances existing at such time, not misleading, or any event shall occur as a result of which, the information in the Prospectus (taken together with the Issuer Free Writing Prospectuses and other documents listed in Schedule I(a) hereto) conflicts with information contained in the Registration Statement then on file, or, if it is necessary at any time to amend or supplement the Prospectus (taken together with the Issuer Free Writing Prospectuses and other documents listed in Schedule I(a) hereto) to comply with any Laws, the Issuer promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement, or amendment or supplement to the Prospectus, so that the Prospectus as so amended or supplemented will not, in the light of the circumstances at such time, be misleading, or so that Prospectus will comply with the applicable Laws and the Issuer will furnish to the Placement Agent such number of copies of the Prospectus (as amended or supplemented) as the Placement Agent may reasonably request.

(iii) If during any period in which the Prospectus is required by law to be delivered by the Placement Agent or by a dealer (or in lieu thereof the notice referred to in Rule 173 of the Rules and Regulations), any event shall occur as a result of which, in the judgment of the Issuer or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus (or in lieu thereof the notice referred to in Rule 173 of the Rules and Regulations) is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any Laws, the Issuer promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173 of the Rules and Regulations) is so delivered, be misleading, or so that the Prospectus will comply with the applicable Laws and the Issuer will furnish to the Placement Agent such number of copies of such Prospectus (as amended or supplemented) as the Placement Agent may reasonably request.

(iv) If at any time following the issuance of an Issuer Free Writing Prospectus any event occurs as a result of which, in the judgment of the Issuer or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the Issuer Free Writing Prospectus in order to make the statements therein, in the light of the circumstances existing at such time, not misleading, or any event shall occur as a result of which, the information in the Issuer Free Writing Prospectus conflicts with information contained in the Registration Statement or the Prospectus, or, if it is necessary at any time to amend or supplement the Issuer Free Writing Prospectus to comply with any Laws, the Issuer promptly will prepare and file with the Commission an appropriate amendment or supplement to the Issuer Free Writing Prospectus so that the Issuer Free Writing Prospectus as so amended or supplemented will not, in the light of the circumstances at such time, be misleading, or so that the Issuer Free Writing Prospectus will comply with the applicable Laws and the Issuer will furnish to the Placement Agent such number of copies of such Issuer Free Writing Prospectus (as amended or supplemented) as the Placement Agent may reasonably request.

(g) Issuer Free Writing Prospectuses. The Issuer represents and agrees that, unless it obtains the prior consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains the prior consent of the Issuer, it has not made and will not make any offer relating to the Shares and Warrants that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus, required to be filed with the Commission. Any such Issuer Free Writing Prospectus or Free Writing Prospectus consented to by the Placement Agent or by the Issuer and the Placement Agent, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The prior written consent of the Issuer and the Placement Agent shall be deemed to have been given in respect of the Free Writing Prospectuses, if any, specified in Schedule I(a) hereto, each of which shall therefore be considered a Permitted Free Writing Prospectus. The Issuer represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and has complied and will comply with the requirements of Rule 433 of the Rules and Regulations.

(h) No Market Manipulation. The Issuer will not take, and will not permit any of its affiliates that it controls to take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Issuer.

(i) Blue Sky Qualifications. The Issuer will cooperate with the Placement Agent in registering or qualifying the Securities for sale under (or obtaining exemptions from the application of) the securities laws of such jurisdictions as the Placement Agent may have reasonably requested, and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided, however, that the Issuer shall not be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation in any jurisdiction where it is not now subject. The Issuer will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such registrations or qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities.

(j) Compliance with Rule 158. The Issuer will make generally available to its stockholders, as soon as it is practicable to do so, but in any event not later than 15 months after the Effective Date, an earnings statement, in reasonable detail, covering a period of at least 12 consecutive months beginning after the Effective Date, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

(k) Restriction on Sale of Securities; Waiver and Release. For the period specified below in this Section 5(k) (the “Lock-Up Period”), the Issuer will not, directly or indirectly, without the written consent of the Placement Agent: (i) offer, pledge, announce the intention to sell, sell, contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock, (ii) enter into any swap or any other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) file with the Commission a registration statement under the Securities Act relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose the intention to take any such action. The foregoing sentence shall not apply to (a) the offer and sale of the Shares to the Purchasers pursuant to the Subscription Agreements, (b) the issuance by the Issuer of shares of Common Stock upon the exercise of stock options or warrants or the conversion of securities outstanding on the date hereof that are described in the Prospectus and the Disclosure Package, (c) the grant by the Issuer of stock options, warrants or other stock-based awards (or the issuance of shares of Common Stock upon exercise or conversion thereof) to eligible participants pursuant to employee benefit or equity incentive plans of the Issuer described in the Prospectus and the Disclosure Package, provided, however, that, prior to the grant of any such stock options, warrants or other stock-based awards pursuant to this clause (c) that vest within the Lock-Up Period (as such may be extended as discussed below in this Section 5(k)), each recipient of such grant who is an officer or director of the Issuer (or an entity controlled by an officer or director of the Issuer, as applicable) shall sign and deliver a lock-up agreement substantially in the form of Exhibit C hereto, or (d) the filing of a registration statement on Form S-8 or any successor form thereto with respect to the registration of securities to be offered under any employee benefit or equity incentive plans of the Issuer described in the Prospectus and the Disclosure Package to the Issuer’s “employees” (as that term is used in Form S-8). The initial Lock-Up Period will commence on the date hereof and continue for 60 days after the date of the Prospectus or such earlier date that the Placement Agent consents to in writing. Notwithstanding the foregoing, if (i) during the last 17 days of the initial 60-day Lock-Up Period the Issuer releases earnings results or material news or a material event relating to the Issuer occurs, or (ii) prior to the expiration of the initial 60-day Lock-Up Period, the Issuer announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day Lock-Up Period, then, in each case, the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event. The Issuer shall promptly notify the Placement Agent of any earnings release, news or event that may give rise to an extension of the initial 60-day Lock-Up Period. In the event that the Placement Agent grants any release or waiver of any of the restrictions on transfer of the Common Stock (or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock) set forth in this Section (which release or waiver will be communicated by the Placement Agent to the Issuer at least three business days before the effective date of the release or waiver), the Issuer will announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.

(l) Lock-Up Agreements. The Issuer has caused each officer and director (and each entity controlled by an officer or director which holds shares of the Issuer’s capital stock) to furnish to the Placement Agent, on or prior to the date of this Agreement, a lockup agreement in substantially the form attached hereto as Exhibit C (the “Lockup Agreements”).

(m) Use of Proceeds. The Issuer shall apply the net proceeds of its sale of the Shares as described under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package and shall report with the Commission with respect to the sale of the Shares and Warrants and the application of the proceeds therefrom to the extent required by the Rules and Regulations.

(n) Investment Company Act. The Issuer shall not invest, or otherwise use the proceeds received by the Issuer from its sale of the Shares and Warrants in such a manner as would require the Issuer to register as an investment company under the Investment Company Act.

(o) Transfer Agent. The Issuer will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Issuer, a registrar for the Common Stock.

6) Payment of Expenses.

(a) Expenses. The Issuer will pay or cause to be paid (or reimburse if paid by the Placement Agent), whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, all (i) costs and expenses incident to the preparation, printing, filing and delivery of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) all costs and expenses incident to the preparation and delivery to the Placement Agent of this Agreement, and such other documents as may be required in connection with the purchase, sale, issuance or delivery of the Shares and Warrants, (iii) all costs and expenses incident to preparation, issuance and delivery of the certificates for the Shares and Warrants to the Purchasers, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares and Warrants to the Purchasers, (iv) the fees and disbursements of the Issuer’s counsel, accountants and other advisors incurred in connection with the Offering, (v) all costs and expenses incident to the registration or qualification of the Securities under securities laws in accordance with the provisions of Section 5(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation and delivery of a Blue Sky Survey and any supplement thereto, (vi) all costs and expenses incident to the printing and delivery to the Placement Agent of copies of each Preliminary Prospectus, any Permitted Free Writing Prospectus and of the Prospectus (including any amendments or supplements to the foregoing) and any costs associated with electronic delivery of any of the foregoing by the Placement Agent to the Purchasers, (vii) the fees and expenses of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Issuer relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares and Warrants, including without limitation, any expenses advanced by the Placement Agent on the Issuer’s behalf (which will promptly be reimbursed), (ix) the filing fees incident to the review by FINRA of the terms of the sale of the Shares and Warrants, and (x) the reasonable fees and disbursements of counsel to the Placement Agent incurred in connection with the Offering, not to exceed $50,000; provided that, except to the extent otherwise provided in this Section 6(a), Section 8 and Section 11, the Placement Agent shall pay its own costs and expenses.

7) Conditions of Obligations of the Placement Agent. The respective obligations of the Placement Agent hereunder, and the Purchasers under the Subscription Agreements, are subject to the accuracy, when made and as of the Closing Date of the representations, warranties and covenants of the Issuer contained in Section 3, or in certificates of any officer of the Issuer delivered pursuant to this Agreement, and to the performance by the Issuer of its covenants and obligations hereunder and to the following additional conditions:

(a) Effectiveness of Registration Statement. The Registration Statement and all post-effective amendments thereto shall have become effective, any and all filings required by Rule 424(b) of the Rules and Regulations shall have been prepared and timely filed (which shall include any information previously omitted from the Registration Statement in reliance on Rule 430A of the Rules and Regulations), and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Placement Agent and complied with to their satisfaction. All material required to be filed by the Issuer pursuant to Rule 433(d) of the Rules and Regulations shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Issuer, shall be contemplated by the Commission. No stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Issuer, shall be contemplated by the Commission. All requests for additional information from the Commission shall have been complied with to the satisfaction of the Placement Agent. No injunction, restraining order, decree or judgment by any court of competent jurisdiction shall have been issued as of the Closing Date, which would prevent or delay the issuance of the Shares.

(b) Opinion of Counsel for the Issuer. The Placement Agent shall have received, on the Closing Date, the opinion of DLA Piper, counsel for the Issuer, dated the Closing Date addressed to the Placement Agent in a form reasonably acceptable to counsel to the Placement Agent.

(c) Accountant’s Comfort Letter. The Placement Agent shall have received, on each of the date hereof and the Closing Date, (i) a letter dated the date hereof and the Closing Date, in form and substance satisfactory to the Placement Agent, of Mayer Hoffman McCann P.C., with respect to the financial statements and schedules relating to the Issuer’s fiscal year ended December 31, 2011, the fiscal quarter ended March 31, 2012, the fiscal quarter ended June 30, 2012 and the fiscal quarter ended September 30, 2012 incorporated by reference in the Registration Statement and the Prospectus, and (ii) a letter dated the date hereof and the Closing Date, in form and substance satisfactory to the Placement Agent, of Vasquez & Company LLC, with respect to the financial statements and schedules relating to the Issuer’s fiscal year ended December 31, 2010 incorporated by reference in the Registration Statement and the Prospectus, with each such letter containing such statements and information as is ordinarily included in accountants’ “comfort letters” to placement agents with respect to such financial statements and schedules according to Statement of Auditing Standards No. 72 and Statement of Auditing Standards No. 100 (or successor bulletins).

(d) Corporate Approvals. All corporate proceedings and other legal matters incident to (i) the authorization of this Agreement, the Subscription Agreements, the Escrow Agreement (and the other agreements and documents referred to herein), (ii) the issuance of the Shares, the Warrants and the Placement Agent Warrants (including the Warrant Shares to be issued upon exercise of the Warrants and the Placement Agent Warrants) hereunder, (iii) the authorization, form and validity of the Registration Statement, the Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus, and (iv) the transactions contemplated by this Agreement shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Issuer shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(e) No Materially Adverse Changes to Business. Since the Effective Date and since the respective dates as of which information is provided in the Disclosure Package and the Prospectus, (i) the Issuer shall not have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) there shall not have occurred any Material Adverse Effect, and (iii) there shall not have been any change in the capitalization of the Issuer, the effect of which, in any such case described in clause (i), (ii) or (iii) hereof, is, in the judgment of the Placement Agent, so material and adverse as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to market the Shares and Warrants on the terms and in the manner contemplated in the Disclosure Package or to enforce the Subscription Agreements relating to the sale of the Shares and Warrants.

(f) No Material Misstatement or Omission. The Placement Agent shall not have discovered and disclosed to the Issuer that the Registration Statement, the Disclosure

Package or the Prospectus (or any amendment or supplement thereto), contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(g) No Restrictions. No action shall have been taken and no Law shall have been enacted, adopted or issued by any governmental agency or body which would prevent the marketing, offer, sale or issuance of the Shares or that could have a Material Adverse Effect, and no injunction, restraining order, decree or judgment of any court of competent jurisdiction shall have been issued which would prevent the marketing, offer, sale or issuance of the Shares or that could have a Material Adverse Effect.

(h) No Material Adverse Events. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq Stock Market, the NYSE Amex or the OTCBB, or trading in any securities of the Issuer on any exchange or the OTCBB, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market, by FINRA, or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, other than current hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale of the Shares on the terms set forth in this Agreement and as contemplated by the Disclosure Package and the Prospectus.

(i) Subscription Agreements. The Issuer shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(j) Escrow Agreement. The Placement Agent and the Issuer shall have entered into the Escrow Agreement and such agreement shall be in full force and effect.

(k) Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate or certificates of the Issuer’s Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date each of them severally represents as follows:

(i) The representations, warranties and covenants in Section 3 are true and correct with the same force and effect as though expressly made at and as of the Closing Date;

(ii) The Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

(iii) The Registration Statement has been declared effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to such officer’s knowledge, contemplated by the Commission;

(iv) There has been no Material Adverse Effect since the date of this Agreement or since the respective dates as of which information is given in the Disclosure Package or the Prospectus; and

(v) Such officer has carefully examined the Registration Statement and the Prospectus and, in such officer’s opinion, as of the Effective Date and as of the Applicable Time, the statements contained in the Registration Statement and the Prospectus were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the Effective Date, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

(l) FINRA Clearance. The Placement Agent shall have received clearance from FINRA with respect to the amount of compensation payable to the Placement under this Agreement.

(m) Lockup Agreements. The Lockup Agreements described in Section 5(l) shall be in full force and effect.

(n) Additional Documents and Proceedings. On the Closing Date, counsel for the Placement Agent shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations, warranties or covenants, or the fulfillment of any of the conditions, herein contained. On the Closing Date, all certificates and documents delivered, and all proceedings taken, by the Issuer in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

8) Indemnification.

(a) Indemnification of Placement Agent. The Issuer agrees to indemnify and hold harmless the Placement Agent, each of its directors, officers, employees, members, partners, representatives and agents, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or who is an affiliate of the Placement Agent within the meaning of Rule 405 of the Rules and Regulations as follows:

(i) against any losses, claims, damages, liabilities or expenses to which the Placement Agent or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any

Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus (including any amendment or supplement to any of the foregoing), or any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, (B) the omission or alleged omission to state in any of the documents or information referred to in clause (A) a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) any failure or alleged failure of the financial statements (together with the related notes and schedules) included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package to comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act or (D) any failure or alleged failure of the Issuer to perform its obligations hereunder or pursuant to any Laws applicable to the offering of the Shares and Warrants;

(ii) against any and all expenses (including the fees and disbursements of counsel chosen by the Placement Agent) reasonably incurred in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not the Placement Agent or controlling person is a party to any action or proceeding;

provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus (including any amendment or supplement to any of the foregoing), or any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations in reliance upon and in conformity with written information furnished to the Issuer by or through the Placement Agent specifically for use in the preparation thereof, such information being expressly limited to that information described in Section 13.

(b) Indemnification of Issuer. The Placement Agent will indemnify and hold harmless the Issuer, each of its officers and directors who signed the Registration Statement, and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any losses, claims, damages or liabilities to which the Issuer or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any Issuer Free Writing Prospectus (including any amendment or supplement to any of the foregoing), or (B) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

(ii) against any and all expenses reasonably incurred by the Issuer or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, provided, however, that the Placement Agent will be liable in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement, or omission or alleged omission, has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any Issuer Free Writing Prospectus (including any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information furnished to the Issuer by or through the Placement Agent specifically for use in the preparation thereof, such information being expressly limited to that information described in Section 13., and provided, further, that the aggregate amount for which the Placement Agent may be liable pursuant to this Section 8(b) shall not exceed the aggregate amount of cash proceeds actually paid to the Placement Agent pursuant to Section 1(e) in connection with the sale of the Shares and Warrants by the Issuer hereunder (exclusive of any amounts reimbursed to the Placement Agent for its reasonable expenses pursuant to Section 1(e)).

(c) Actions Against Parties; Notification; Settlement. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a) or Section 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Placement Agent in the case of parties indemnified pursuant to Section 8(a) and by the Issuer in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes no admission of fault in addition to an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

9) Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

if to the Placement Agent, to:	CRT Capital Group, LLC
262 Harbor Drive
Stamford, CT 06902
Attention: John Calcagnini
Fax: (310) 954-0706

and

Stradling Yocca Carlson & Rauth, P.C.
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92660
Attention: Shivbir Grewal, Esq.
Fax: (949) 823-5119

if to the Issuer, to:	International Stem Cell Corporation 5950 Priestly Drive
Carlsbad, CA 92008
Attention: Chief Executive Officer
Fax: (760) 476-0600

and

DLA Piper LLP (US)
4365 Executive Drive, Suite 1100
San Diego, CA 92121-2133
Attention: Douglas Rein, Esq.
Fax: (858) 638-5043

Any party to this Agreement may change such address for notices and other communications by sending to the other parties to this Agreement notice of a new address for such purpose.

10) Termination. The obligations of the Placement Agent and the Purchasers hereunder and under the Subscription Agreements may be terminated by the Placement Agent, in its absolute discretion by notice given to the Issuer prior to the Closing Date if, prior to that time, any of the events described in Sections 7(e), 7(f), 7(g) or 7(h) have occurred, or if the Purchasers shall decline to purchase the Shares and Warrants for any reason permitted under this Agreement or the Subscription Agreements.

11) Reimbursement of the Placement Agent’s Expenses. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 10, (b) the Issuer shall fail to deliver (or cause to be delivered) the Shares or Warrants to the Purchasers for any reason not permitted under this Agreement or the Subscription Agreements, or (c) the sale of the Shares and Warrants is not consummated because any condition to the obligations of the Purchasers or the Placement Agent set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Issuer to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then the Issuer shall reimburse the Placement Agent for the reasonable fees and expenses of the Placement Agent’s counsel (not to exceed $50,000) and for such other accountable out-of-pocket expenses (subject to receipt of reasonably acceptable documentation of such expenses) as shall have been reasonably incurred by the Placement Agent in connection with this Agreement, and promptly upon demand, the Issuer shall pay the full amount thereof to the Placement Agent.

12) Successors. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Issuer and their respective successors. Nothing in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent, the Issuer and their respective successors, and the controlling persons, officers and directors referred to herein, and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. Except as specifically contemplated by the Subscription Agreements, this Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent, the Issuer and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

13) Information Provided by Placement Agent. The Issuer and the Placement Agent acknowledge and agree that the only information furnished or to be furnished by the Placement Agent to the Issuer for inclusion in any Preliminary Prospectus, Prospectus, Issuer Free Writing Prospectus or the Registration Statement consists of the information contained in the final paragraph under the caption “Plan of Distribution.”

14) Research Independence. The Issuer acknowledges that the Placement Agent’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Placement Agent’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Issuer and/or the offering that differ from the views of its investment bankers. The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Issuer by such Placement Agent’s investment banking divisions. The Issuer acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short position in debt or equity securities of the companies which may be the subject to the transactions contemplated by this Agreement.

15) No Fiduciary Duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agent, the Issuer acknowledges and agrees that:

(a) The Placement Agent has been retained solely to perform the services hereunder, and no fiduciary relationship between the Issuer and the Placement Agent has been created in respect of any of the transactions contemplated hereunder (irrespective of whether the Placement Agent or its affiliates have advised or are advising the Issuer on other matters);

(b) the Placement Agent is not acting as an advisor to the Issuer in connection with the Offering or the sale of the Shares, including, without limitation, with respect to the public offering price of the Shares (or any related commissions or discounts), which shall be determined by discussions and arms-length negotiations between the Issuer and the Purchasers;

(c) the relationship between the Issuer and the Placement Agent is entirely and solely commercial, based on arms-length negotiations, and any duties and obligations that the Placement Agent may have to the Issuer shall be limited to those duties and obligations specifically stated herein; and

(d) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Issuer and the Placement Agent has no obligation to disclose such interest and transactions to the Issuer.

The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer or its affiliates may have against the Placement Agent with respect to any breach or alleged breach of fiduciary duty. The Issuer hereby agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Issuer or any of its affiliates in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Issuer, including stockholders, employees or creditors of the Issuer.

16) Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. No legal proceeding relating to or arising in connection with this Agreement may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Issuer and the Placement Agent each hereby consent to the jurisdiction of such courts and personal service with respect thereto and hereby irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum.

17) Survival. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Issuer and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Issuer, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Shares. Notwithstanding any termination or purported termination of this Agreement, including without limitation any termination pursuant to Section 10, the indemnity and contribution agreements contained in Section 8, and the covenants, representations, warranties set forth in this Agreement, shall not terminate and shall remain in full force and effect at all times.

18) USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Placement Agent is required to obtain, verify and record information that identifies its clients, including the Issuer, which information may include the name and address of its clients, as well as other information that will allow the Placement Agent to properly identify its clients.

19) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20) Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

21) Severability. The invalidity or unenforceability of any section, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, clause or provision hereof. If any section, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

22) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

23) Amendments; Waivers. This Agreement may only be amended or modified in writing, signed by each of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

[Remainder of Page Intentionally Left Blank]

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Issuer and the Placement Agent in accordance with its terms.

Very truly yours,

INTERNATIONAL STEM CELL CORPORATION

By:
Name:
Title:

The foregoing Placement Agent Agreement is hereby confirmed and accepted as of the date first written above.

CRT CAPITAL GROUP, LLC

By:
Name:
Title:

SCHEDULE I(a)

SCHEDULE I(b)

Exhibit A

INTERNATIONAL STEM CELL CORPORATION

SUBSCRIPTION AGREEMENT

November [—], 2012

International Stem Cell Corporation

5950 Priestly Drive

Carlsbad, CA 92008

The undersigned (the “Purchaser”) hereby confirms its agreement with International Stem Cell Corporation, a Delaware corporation (the “Issuer”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Issuer and the Purchaser. Capitalized terms utilized in this Agreement and not defined herein shall have the meanings ascribed to them in the Placement Agent Agreement (as defined on Annex I hereto).

2. The Issuer has authorized the sale and issuance to certain purchasers of up to an aggregate of (i) [—] shares (the “Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of the Issuer, and (ii) warrants (the “Warrants”) to purchase up to [—] shares of Common Stock. Purchasers of the Common Stock will receive a Warrant to purchase one share of Common Stock for every two shares of Common Stock that they purchase in the offering. The terms and conditions of the Warrants are set forth in a warrant agreement, the form of which is attached as Exhibit A hereto. The Shares issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

3. The Issuer and the Purchaser agree that the Purchaser will purchase from the Issuer and the Issuer will issue and sell to the Purchaser the Shares and Warrants set forth on the signature page below. The Shares are being purchased for a purchase price of $[—] per Share (the “Purchase Price”). No additional consideration will be paid for the Warrants. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

4. The offering and sale of the Securities (the “Offering”) are being made pursuant to: (a) an effective Registration Statement on Form S-1 (Filing No. 333-184493) (the “Registration Statement”) filed by the Issuer with the Securities and Exchange Commission (the “Commission”), including the Preliminary Prospectus contained therein (the “Preliminary Prospectus”), and (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed, if required, with the Commission and delivered to the Purchaser on or prior to the date hereof (each, an “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Issuer.

5. The Shares purchased by the Purchaser shall be delivered to the Purchaser by crediting the account of the Purchaser’s prime broker (as specified by the Purchaser on the signature page below) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system. On the Closing Date (as defined on Annex I hereto), the Purchaser’s prime broker shall initiate a DWAC transaction using its DTC participant identification number. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Purchaser by the Placement Agent. Simultaneously with the delivery to the Issuer by the Escrow Agent of the funds held in escrow pursuant to the Escrow Agreement, the Issuer shall direct Securities Transfer Corporation, the Issuer’s transfer agent (the “Transfer Agent”) to credit the Purchaser’s account with the Shares pursuant to the information contained in the DWAC.

6. The Purchaser represents that it has received (or otherwise had made available to it by the filing by the Issuer of an electronic version thereof with the Commission) the Prospectus, the documents incorporated by reference therein, and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Purchaser acknowledges that, prior to delivering this Agreement to the Issuer, the Purchaser will have received certain additional information regarding the Offering, including final pricing information (the “Offering Information”). Such information may be provided to the Purchaser by any means permitted under the Securities Act.

7. No offer by the Purchaser to buy Shares and Warrants will be accepted and no part of the Purchase Price will be delivered to the Issuer until the Purchaser has received the Disclosure Package and the Offering Information and the Issuer has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Issuer (or Placement Agent on behalf of the Issuer) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Purchaser has been delivered the Disclosure Package and the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Issuer. The Purchaser understands and agrees that the Issuer, in its sole discretion, reserves the right to accept or reject this subscription for Shares and Warrants, in whole or in part.

[Signature Page Follows]

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2012

Purchaser:

[ ]

By:
Name:
Title:

Address:

Name and address of registered holder (if different):

[ ]

By:
Name:
Title:

Address:

Number of Shares and Warrants Purchased

Number of Shares: [—]

Number of Warrant Shares: [—]*

Purchase Price Per Share: $[—]

Aggregate Purchase Price: $[—]

*	The Purchase Price for the Shares includes a Warrant to purchase one share of Common Stock for every two Shares purchased.

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Delivery of Shares

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE ISSUER, THE PURCHASER SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE PURCHASER TO THE FOLLOWING ACCOUNT PURSUANT TO THE TERMS OF THE ESCROW AGREEMENT:

[Insert account information for Escrow Agent]

IT IS THE PURCHASER’S RESPONSIBILITY TO: (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER.

Prime Broker Delivery Information

Name of DTC Participant (broker-dealer at which account is maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

Tax Information

If the Purchaser is a “U.S. person” he, she or it must complete and sign IRS Form W-9 (or Substitute Form W-9) to certify the Purchaser’s tax identification number. For federal tax purposes, you are considered a “U.S. person” if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in U.S. Treasury Regulations section 301.7701-7). A copy of IRS Form W-9 is attached for your convenience as Annex II hereto.

If the Purchaser is not a “U.S. person,” complete and sign an applicable IRS Form W-8. IRS Forms W-8 may be obtained at www.irs.gov or by calling 1-800-829-3676.

Failure to provide a properly completed and signed IRS Form W-9 (or Substitute Form W-9) or a properly completed and signed IRS Form W-8 may result in backup withholding under federal tax laws on any portion of the Purchase Price which is returned to the Purchaser and may result in a penalty imposed by the IRS.

Delivery of Warrants

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The Warrants purchased by the Purchaser in connection with the purchase of the Shares hereunder shall be delivered to the Purchaser at the address set forth above within five (5) business days of the Closing Date.

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Agreed and Accepted

this     day of             , 2012:

INTERNATIONAL STEM CELL CORPORATION

By:
Name:
Title:

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

Capitalized terms used but not defined on this Annex I shall have the meanings ascribed to such terms in the Subscription Agreement to which this Annex is attached.

1. Authorization and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Issuer has authorized the sale of the Shares and Warrants.

2. Agreement to Sell and Purchase the Shares and Warrants.

2.1 At the Closing (as defined in Section 3.1), the Issuer will sell to the Purchaser, and the Purchaser will purchase from the Issuer, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares and Warrants are attached as Annex I (the “Signature Page”) for the Aggregate Purchase Price set forth on the Signature Page.

2.2 The Issuer proposes to enter into substantially this same form of Subscription Agreement with certain other purchasers (the “Other Purchasers”) and expects to complete sales of Shares and Warrants to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3. Placement Agent.

3.1 The Purchaser acknowledges that (a) the Issuer has retained CRT Capital Group, LLC (the “Placement Agent”) to act as exclusive placement agent in connection with the Offering, (b) the Offering is not being underwritten by the Placement Agent, (c) the Issuer has agreed to pay the Placement Agent a cash fee and warrants to purchase shares of Common Stock in respect of the sale of the Shares and Warrants to the Purchasers, and (d) the Placement Agent has not been retained to negotiate the Purchase Price of the Shares and Warrants, and that the Purchase Price has been determined by discussions and arms-length negotiations between the Issuer and the Purchaser.

3.2 The Issuer has entered into a Placement Agent Agreement, dated [—], 2012 (the “Placement Agent Agreement”), with the Placement Agent that contains certain representations and warranties of the Issuer, each of which may be relied upon by the Purchaser as if fully set forth herein. Without limiting the foregoing, it is specifically agreed that the Purchaser shall be a third party beneficiary of the representations and warranties of the Issuer set forth in the Placement Agent Agreement.

4. Closing and Delivery of the Shares, Warrants and Funds.

4.1 Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Issuer and the Placement Agent, and of which the Purchasers will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as

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amended (the “Exchange Act”). At the Closing: (a) the Issuer shall cause the Transfer Agent to deliver to the Purchaser the number of Shares set forth on the Signature Page registered in the name of the Purchaser or, if so indicated on the Signature Page, in the name of a nominee designated by the Purchaser, (b) the Issuer shall cause to be delivered to the Purchaser a Warrant to purchase a number of Warrant Shares as set forth on the signature page and (c) the aggregate purchase price for the Shares and Warrants being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to the Issuer.

4.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Issuer’s Obligations. The Issuer’s obligation to issue and sell the Shares and Warrants to the Purchaser shall be subject to: (i) the receipt by the Issuer of the aggregate purchase price for the Shares being purchased hereunder as set forth on the Signature Page, (ii) the accuracy of the representations and warranties made by the Purchaser, and (iii) the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing Date.

(b) Conditions to the Purchaser’s Obligations. The Purchaser’s obligation to purchase the Shares and Warrants will be subject to the accuracy of the representations and warranties made by the Issuer, and the fulfillment of those undertakings of the Issuer to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agent Agreement, and to the condition that the Placement Agent shall not have: (i) terminated the Placement Agent Agreement pursuant to the terms thereof, or (ii) determined that the conditions to closing in the Placement Agent Agreement have not been satisfied. The Purchaser’s obligations are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares and Warrants that they have agreed to purchase from the Issuer, it being understood that there is no minimum number of Shares and Warrants that the Issuer is required to sell in the Offering. The Purchaser understands and agrees that, in the event the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agent Agreement have not been satisfied or if the Placement Agent Agreement may be terminated for any other reason permitted by the Placement Agent Agreement, then the Placement Agent may, but shall not be obligated to, terminate the Placement Agent Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 15 below.

5. Representations, Warranties and Covenants of the Purchaser.

The Purchaser acknowledges, represents and warrants to, and agrees with, the Issuer and the Placement Agent that:

5.1 The Purchaser: (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares and Warrants, including investments in securities issued by the Issuer and investments in comparable companies, (b) has answered all questions on the Signature Page and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Shares and Warrants set forth on the Signature Page, has received and is relying only upon the Disclosure Package (including the documents incorporated by reference therein) and the Offering Information.

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5.2 The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity, and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

5.3 The Purchaser understands that nothing in this Agreement, the Disclosure Package, the Prospectus, the Offering Information or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares and Warrants constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. The Purchaser also understands that the Common Stock is not listed for trading on any securities exchange and that the Issuer is under no obligation to list the Common Stock on any securities exchange.

5.4 The Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the purchase and sale of the Shares and Warrants, except as set forth or incorporated by reference in the Prospectus or any Issuer Free Writing Prospectus.

5.5 No action has been or will be taken in any jurisdiction outside the United States by the Issuer or the Placement Agent that would permit an offering of the Shares and Warrants, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required.

5.6 Since the date on which the Placement Agent first contacted the Purchaser about the Offering, the Purchaser has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors for the purpose of assessing an investment in the Shares and Warrants who are bound by agreements or duties of confidentiality) and has not engaged in any purchases or sales involving the securities of the Issuer (including, without limitation, any Short Sales involving the Issuer’s securities). The Purchaser covenants that it will not engage in any purchases or sales involving the securities of the Issuer (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Purchaser agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

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6. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Issuer and the Purchaser herein will survive the execution of this Agreement, the delivery to the Purchaser of the Shares and Warrants being purchased and the payment therefor. It is specifically agreed that the Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Purchaser in Section 5 hereof.

7. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a) if to the Issuer, to:

International Stem Cell Corporation

5950 Priestly Drive

Carlsbad, CA 92008

Attention: Chief Executive Officer

Fax: (            )             -

and

DLA Piper LLP (US)

4365 Executive Drive, Suite 1100

San Diego, CA 92121-2133

Attention: Douglas Rein, Esq.

Fax: (858) 638-5043

(b) if to the Purchaser, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Issuer in writing.

8. Amendments; Waivers. This Agreement may only be amended or modified in writing, signed by each of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

9. Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

10. Severability. The invalidity or unenforceability of any section, clause or provision of this Agreement (including any section, clause or provision of this Annex I) shall not affect the validity or enforceability of any other section, clause or provision hereof. If any section, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall

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be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

11. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof. The Issuer and the Purchaser acknowledge and agree that the Issuer shall deliver its counterpart to the Purchaser along with the Prospectus Supplement (or the filing by the Issuer of an electronic version thereof with the Commission).

13. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

14. Confirmation of Sale. The Purchaser acknowledges and agrees that such Purchaser’s receipt of the Issuer’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Issuer of an electronic version thereof with the Commission), shall constitute written confirmation of the Issuer’s sale of the Shares to such Purchaser.

15. Termination. In the event that the Placement Agent Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

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ANNEX II

IRS FORM W-9

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